Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AMREP Corporation (the “Company”) on Form 10-K for the period ended April 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter M. Pizza
Peter M. Pizza
Vice President and Chief Financial Officer
(Principal Accounting Officer)
Date: July 29, 2015

/s/ Christopher V. Vitale
Christopher V. Vitale
Executive Vice President, Chief Administrative Officer & General Counsel
(Principal Executive Officer)
Date: July 29, 2015